UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2024

Hillman Solutions Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1280 Kemper Meadow Drive
Cincinnati, Ohio 45240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (513) 851-4900
Former name or former address

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 26, 2024, Hillman Solutions Corp.’s (the “Company”) wholly‑owned subsidiaries, The Hillman Companies, Inc., (“Holdings”) and The Hillman Group, Inc. (the “Borrower”), entered into Amendment No. 2 to the existing term loan credit agreement (the “Second Term Loan Amendment”) with Jefferies Finance LLC, as administrative agent, to make certain changes to reduce the Applicable Rate of the term loan by 25 bps and eliminate the Term SOFR Adjustment (each as defined in the Existing Term Loan Credit Agreement).

The Second Term Loan Amendment amends the Term Loan Credit Agreement, dated as of July 14, 2021, as amended by that certain Amendment No. 1 dated as of June 30, 2023 (the “Existing Term Loan Credit Agreement”), by and among the Borrower, Holdings, the financial institutions party thereto as Lenders, and Jefferies Finance LLC, as administrative agent.

The foregoing descriptions of the Second Term Loan Amendment and the Existing Term Loan Credit Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Second Term Loan Amendment and the Existing Term Loan Credit Agreement. A copy of the Second Term Loan Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The press release announcing the Second Term Loan Amendment is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

10.1    Amendment No. 2 to the Term Loan Credit Agreement, dated as of March 26, 2024, by and among The Hillman Companies, Inc., The Hillman Group, Inc., and Jefferies Finance LLC, as administrative agent.

99.1    Press Release Announcing Term Loan Repricing, dated March 26, 2024.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 26, 2024	Hillman Solutions Corp.

	By:	/s/ Robert O. Kraft
	Name:	Robert O. Kraft
	Title:	Chief Financial Officer